UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2019

EXACT SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35092	02-0478229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  608-284-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 3, 2019, the Board of Directors of Exact Sciences Corporation (the “Company”) appointed Kathleen Sebelius to serve as a Class II director until the 2020 Annual Meeting of Stockholders. Ms. Sebelius will serve as a member of each of the Corporate Governance and Nominating Committee and the Innovation, Technology and Pipeline Committee.

Ms. Sebelius serves as CEO of Sebelius Resources LLC, a strategic consulting firm that advises private companies, non-profit organizations and financial investors. From April 2009 through June 2014, Ms. Sebelius served in President Barack Obama’s Cabinet as the 21st Secretary of the Department of Health and Human Services. At HHS, Sebelius managed 11 operating agencies, 90,000 employees in 50 countries around the world, and a $1 trillion budget. Prior to that Ms. Sebelius served as Governor of Kansas from 2003 to 2009. Previous elected offices include two terms as the Kansas insurance commissioner and four terms in the Kansas Legislature.  Ms. Sebelius earned a master of public administration degree from the University of Kansas and a bachelor of arts degree from Trinity Washington University.

Ms. Sebelius serves as a director of Dermira, Inc. (Nasdaq: DERM), a biopharmaceutical company, Myovant Sciences Ltd. (NYSE: MYOV), a biopharmaceutical company, and the Kaiser Family Foundation. She also co-chairs the Aspen Institute Health Strategy Group and serves on advisory boards for the Dole Institute of Politics, Solera Health, Out Leadership, the Estée Lauder Foundation, and the University of Kansas College of Liberal Arts and Sciences.

Ms. Sebelius will receive compensation for her service as a director in accordance with the Company’s Non-Employee Director Compensation Policy which was filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on February 21, 2019, and is incorporated herein by reference (the “Director Compensation Policy”). Pursuant to the Director Compensation Policy, in connection with her initial appointment to the Board of Directors, Ms. Sebelius received an award of restricted stock valued at $375,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: March 4, 2019	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer